Exhibit 10.57

CALIFORNIA ASSOCIATION OF REALTORS®

EXTENSION OF TIME ADDENDUM

(C.A.R. Form ETA, Revised 4/06)

The following terms and conditions are hereby incorporated in and made a part of the: ☐ California Residential Purchase Agreement, ☐ Manufactured Home Purchase Agreement, ☐ Probate Purchase Agreement, ☐ Residential Income Property Purchase Agreement, ☒ Vacant Land Purchase Agreement, ☐ Commercial Property Purchase Agreement, ☐ Business Purchase Agreement, ☐ other ____________________ ("Agreement"), dated November 7, 2012, on property known as El Centro, Oak Hills, CA ("Property"), in which Coronus Energy Corp , is referred to as ("Buyer") and Bica Family Revocable Liv Tr , is referred to as ("Seller").

1. **EXTENSION OF ESCROW:** The scheduled Close Of Escrow is extended to February 7, 2012 (Date).
2. **EXTENSION OF CONTINGENCY(IES):** The following contingency(ies), if checked, is/are extended to ____________ (Date) ☐ Buyer Investigation of Property Condition ☐ Loan ☐ Other ____________.
3. **OTHER EXTENSION(S):** The time for ____________ is/are extended to ____________ (Date).
4. **ADDITIONAL TERMS:** Deal is subject to Coronus board of directors approval on or before January 31, 2012

By signing below, Buyer and Seller acknowledge that each has read, understands, and received a copy of and agrees to the terms of this Extension of Time Addendum.

Buyer X [signature] Date JAN. 13, 2012
Coronus Energy Corp

Buyer ____________ Date ____________

Seller X Vito R. Bica, successor trustee Date Jan 14, 2012
Bica Family Revocable Liv Tr

Seller ____________ Date ____________

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, INC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

Reviewed by ________ Date ________

EQUAL HOUSING OPPORTUNITY

Agent: Mohammad Alam Phone: 760.244.8557 Fax: 760.244.8708 Prepared using zipForm® software
Broker: C-21 Desert Rock 15311 Bear Valley Rd. Hesperia , CA 92392